               Annual Report

                             MID-CAP
                             GROWTH
                             FUND

                             -----------------
                             DECEMBER 31, 1999
                             -----------------


[LOGO OF T. ROWE PRICE]

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Mid-Cap Growth Fund

 .  Stocks surged to new records in 1999, led by technology and telecom shares.
   Mid-cap stocks matched the advance of large-caps.

 . The fund delivered solid gains over the past 6- and 12-month periods of 11.24% and 23.78%, respectively, but results versus our benchmarks were mixed.

 . Valuations in the technology sector give us reason for caution, though many stocks in other sectors are reasonably priced.

 . Mid-cap stocks offer compelling value compared with large-caps, and the Mid-Cap Growth Fund is well positioned for future growth.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

The U.S. stock market continued its relentless upward climb with a strong finish to 1999. In fact, the large-cap S&P 500 Stock Index rose more than 20% for an unprecedented fifth year in a row. Although large-company stocks have dominated in recent years, small- and mid-cap stocks kept pace during the last 12 months. Technology and telecom stocks dominated the market's advance, while most other sectors languished.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/99                 6 Months       12 Months
--------------------------------------------------------------------------------
Mid-Cap Growth Fund                     11.24%          23.78%

S&P MidCap Index                         7.34           14.72

Russell Midcap Growth Index             32.49           51.29

Lipper Mid-Cap Core
Fund Index                              19.34           28.19

After a 22.00% gain in 1998, the Mid-Cap Growth Fund rose a solid 23.78% in 1999, as shown in the table. This result exceeded the return of the unmanaged S&P MidCap Index, but trailed the returns of the Russell Midcap Growth Index and the fund's new peer group, the Lipper Mid-Cap Core Fund Index, as our weightings in technology and Internet issues lagged these benchmarks. With this report, we are introducing the fund's new Lipper category. Previously, Lipper Inc. assigned a fund to a category based on its objective as outlined in its prospectus. The new categories are based on the major characteristics of each fund's actual portfolio holdings, such as market capitalization, price/earnings ratios and other valuation measures, earnings growth rates, and so on. Since inception on June 30, 1992, the fund has gained 395.76% (for an average annual return of 23.79%), versus 259.80% for the S&P MidCap Index. For the last five years, the fund has delivered an average annual return of 25.75%, compared with 23.05% for the S&P MidCap Index.


YEAR-END DISTRIBUTIONS

Your Board of Directors declared a $1.88 capital gain distribution, of which $1.41 was long term. This was paid on December 16, 1999, to shareholders of record on December 14. You should have received your check or statement reflecting it as well as Form 1099-DIV summarizing this information for 1999 tax purposes.


MARKET ENVIRONMENT

As we began the 1990s, with the economy sputtering under the weight of high unemployment, low consumer confidence, and a decline in the stock market, who would have predicted that the decade would end with the longest economic expansion in U.S. history? As we begin the new millennium, the economy appears to be in nearly perfect condition: Economic growth remains robust, consumer confidence is at record levels, and inflation is close to a 30-year low. But amid the exuberance of our time, subtle harbingers of inflation give us pause. Asian economies have begun to recover from their deep recessions, and European growth is also accelerating. Energy prices rose sharply in 1999, as demand began to increase. Since weak Asian demand and low energy prices had been viewed as key underpinnings of the disinflationary environment in recent years, investors sold bonds, causing long-term interest rates to rise from 5% to 6.5% during the year. The Federal Reserve, trying to preempt a rise in inflation, increased short-term interest rates three times -- in June, August, and November -- yet still seems behind the curve.

 ... THE PRESS FAWNED OVER GENERATION X ENTREPRENEURS AND PILLORIED ICONS OF VALUE INVESTING ...

While rising interest rates are not normally conducive to good stock market performance, investor sentiment remained ebullient, especially toward technology stocks, and Internet stocks in particular. Technology stocks more than doubled during the year, and have now more than tripled from their lows of October 1998. As if this performance were not remarkable enough, Internet stocks rose considerably more. This was a very speculative market, in which stocks of companies without earnings rose the most. Winners were clustered in the technology, telecom, and biotech sectors, while stocks in other industries generally declined for the year. In fact, more New York Stock Exchange stocks fell than rose for the year, and the median NYSE stock fell 7.4%.

After five years of large-cap hegemony, small- and mid-cap stocks performed comparably to large-cap stocks in 1999. However, the larger story was investment style. Riding the technology tsunami, growth investment approaches at all capitalization levels trounced value investing, delivering by some measures the largest-ever annual differential between the two styles. Reflecting current investment performance, the press fawned over Generation X entrepreneurs and pilloried icons of value investing such as Warren Buffett.


PORTFOLIO REVIEW

Given the narrowness of the market's advance and the magnitude of the rally in technology, telecom, and biotech stocks, it is not surprising that virtually all of the fund's top contributors for both the last six months and the year came from these three sectors. The top technology contributors in both periods were PMC-Sierra, a leader in communications semiconductors, Analog Devices, a leading semiconductor supplier specializing in analog-to-digital processors, and SCI Systems, one of the top electronics suppliers to the computer and telecommunications industries, which we bought at depressed prices last spring.

The two top contributors to performance for both the 6- and 12-month periods were Western Wireless, a leading rural cellular service provider in the mountain states that is posting strong revenue growth, and VoiceStream Wireless, an urban wireless company that we believe is in the process of leveraging its regional operation to become a much more valuable national wireless provider. Actually, VoiceStream was spun off from Western Wireless in May 1999, so both stocks originate from the same investment. The two stocks combined were up about ninefold at year-end from our purchase price in the spring of 1998 and easily comprise the best investment in the fund's history. The meteoric ascent of both stocks reflects strong competitive positioning, outstanding management, and the market's infatuation with wireless stocks.

The worst detractor to fund performance for the year was Network Associates, a network security software company that fell well short of earnings expectations after stumbling badly while integrating several acquisitions. We eliminated the stock. The worst detriment to second half performance came from Warnaco Group, a leading apparel company, which also posted disappointing earnings results. Many of our worst contributors were health care service companies. Most experienced disappointing earnings results. We tend to sell companies that miss our expectations over time. However, we added significantly to two health care holdings on the worst contributors list -- Omnicare, an institutional pharmacy provider, and AmeriSource Health, a drug distributor -- at prices we believed to be very depressed. While both companies suffered unexpected pressures on their businesses in 1999, in our opinion they are well managed and their long-term growth prospects are little changed. We believe that, in retrospect, the dramatic declines in both stocks will prove to have been gross overreactions.

The fund remains well diversified across industry sectors. We have sold some of our consumer stocks since midyear, and our technology weighting has increased, mostly due to the sector's outperformance. Significant new holdings since our last report include Hertz, the world's leading car rental company, Manpower, a leader in staffing services, and TJX, an off-price retail chain whose best known brands are T.J. Maxx and Marshalls.


INVESTMENT STRATEGY AND OUTLOOK

Though the Mid-Cap Growth Fund's absolute return of 23.78% was very respectable (and more than we should expect for most years going forward), this was not as strong a period in relation to our benchmarks as many others in the fund's history. This was primarily attributable to our lack of emphasis on technology, particularly in the high-flying Internet companies where we view valuations as problematic. This fund has always invested in companies that, in our view, have strong managements, proven business models, good financial characteristics, and reasonable valuations. These companies were not generally rewarded in the stock market in 1999.

----------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

                                   6/30/99                 12/31/99
--------------------------------------------------------------------------------
Financial                             10%                      9%

Health Care                           12                      13

Consumer                              20                      14

Technology                            12                      17

Business Services                     31                      31

Energy                                 3                       4

Industrial                             5                       4

Reserves                               7                       8
--------------------------------------------------------------------------------
Total                                100%                    100%


In the last year, we have seen a dramatic dichotomy develop in the market. On one hand, the New Economy stocks, consisting of technology, telecommunications, biotechnology, and especially Internet issues, were irrepressible. Hundreds of companies came public with little or no revenues and scant prospects of earnings or positive cash flow for many years, yet garnered fabulous valuations. It will be many years before we know whether most of these new companies' business models work, and during that time, they will be dependent on the capital markets to fund their losses. Day traders drive many of these stocks, and their valuations are increasingly divorced from reality. However, institutional investors have also joined the fray, following the momentum of stock price performance. On the other hand, Old Economy stocks have drifted, even though many of these companies continue to grow nicely, generate strong cash flow, and sell at already modest valuations. Wall Street views New Economy stocks as attractive at 20 times sales, but ignores Old Economy stocks at 10 times earnings. In the mid-cap universe in 1999, the median gain for 58 stocks with negative earnings was 34.3%; conversely, the median loss for 804 stocks with real earnings was -10.3%. The best investment strategy in 1999 was to invest in companies that lose money.

It is conceivable that technology companies will continue to grow and maintain extraordinary rates of growth for years to come -- but this would be unprecedented. The technology sector is cyclical, and its structural dynamics change rapidly. Many of today's darlings will be tomorrow's road kill. Traditionally, failure rates have been highest in technology stocks. Investors may be underestimating the difficulty these companies will have staying ahead of the obsolescence curve.

The rapid innovation that is taking place is not good for incumbents, and may not be good for investors, either, when the mania subsides. Let's look at recent history. In the early 1980s, euphoria over the limitless potential of the personal computer swept the market. Ultimately, the PC did change our lives, but most of the stocks from that period failed miserably. In the early 1990s, biotech stocks soared as investors dreamt of huge advances in medical technology. Once again, the industry fulfilled much of its promise, but investors suffered huge losses. In the nineteenth and early twentieth centuries, similar waves of enthusiasm centered on exciting industries of the future, such as railroads, electricity, and autos, and the pattern was eerily similar. The lesson is clear: Most of today's upstarts will be unable to build enduring companies or achieve profitability, but, for a few, the rewards will be enormous.

Do not mistake us for Luddites. We own and use plenty of technology. The current technology mania ultimately will be good for America. The deluge of capital being lavished on the Internet sector is spurring tremendous technological innovation which, in turn, is pushing workplace productivity to new levels and providing consumers with a panoply of new choices that enhance many aspects of daily life. The technology sector's fundamentals are outstanding. But what does one pay for a New Economy stock? Valuations based on earnings and cash flows have been discarded; even price-to-revenue ratios are giving way to the notion of price to market opportunity. In this environment, stocks take on a life of their own, detached from any inherent value, moving in whichever direction the momentum takes them. Who's to say a stock is worth $50, or even $500? Prices are restrained only by the limits of imagination.

 ... STOCKS TAKE ON A LIFE OF THEIR OWN, DETACHED FROM ANY INHERENT VALUE ...

In the Mid-Cap Growth Fund, we are focused on identifying companies we believe will be long-term beneficiaries of the Internet economy, and sprinkling new names into the portfolio where we can justify their valuations. For example, during the year we purchased Citrix Systems, a leader in Internet application software, and Peregrine Systems, a provider of electronic infrastructure management software. Recognizing that many Old Economy companies will be losers in this fast-changing environment, we are working to identify and eliminate holdings that will be negatively affected over the long run. Nevertheless, we believe that one of the surprises of the new year may be that many Old Economy companies, such as Circuit City Stores, with its new on-line shopping site, and Sotheby's, with its on-line auction network, will successfully adapt their business models to the Internet environment. If this were to narrow the valuation chasm between the new and old economy stocks, watch out!

Moving beyond the Internet, we believe that earnings growth remains the key to reestablishing mid-cap outperformance. The fact of the matter is that large U.S. companies have grown their earnings at a faster rate than small- and mid-caps over the last several years. This is a direct outgrowth, in our opinion, of a revolution in American corporate management philosophy that emphasizes efficiency, return on investment, and shareholder value. However, large-company earnings have grown much faster than sales over this period, and the question is, how long can this last? At some point, the higher internal growth of small- and mid-cap companies will be recognized, probably as large-cap earnings momentum begins to slow. Even though mid-cap stocks have recovered slightly from their record low relative valuations last April, we believe they remain compelling in comparison with large-caps. We continue to believe that the Mid-Cap Growth Fund remains well positioned to achieve attractive returns over time.



Respectfully submitted,


/s/ Brian W.H. Berghuis

Brian W.H. Berghuis
President and Chairman of the Investment Advisory Committee


/s/ John F. Wakeman

John F. Wakeman
Executive Vice President

January 8, 2000

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                  Percent of
                                                                  Net Assets
                                                                    12/31/99
------------------------------------------------------------------------------
VoiceStream Wireless                                                    3.5%
Western Wireless                                                        2.8
Analog Devices                                                          2.2
SCI Systems                                                             2.0
Circuit City Stores                                                     2.0
------------------------------------------------------------------------------
NOVA                                                                    1.8
BJ Services                                                             1.6
Affiliated Computer Service                                             1.5
Waddell & Reed Financial                                                1.5
Teva Pharmaceutical Industries                                          1.5
------------------------------------------------------------------------------
CIBER                                                                   1.4
MedImmune                                                               1.3
BJ's Wholesale Club                                                     1.3
Catalina Marketing                                                      1.3
Whole Foods Market                                                      1.2
------------------------------------------------------------------------------
U.S. Foodservice                                                        1.2
Xilinx                                                                  1.2
Hertz                                                                   1.1
Novell                                                                  1.1
Smith International                                                     1.1
------------------------------------------------------------------------------
Intuit                                                                  1.1
Jones Apparel Group                                                     1.1
Synopsys                                                                1.1
Wellpoint Health Networks                                               1.1
Viad                                                                    1.1
------------------------------------------------------------------------------
Total                                                                  38.1%

Note: Table excludes reserves.

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE


6 Months Ended 12/31/99

Ten Best Contributors                Ten Worst Contributors
--------------------------------------------------------------------------------

VoiceStream Wireless    166 cents    Warnaco Group                  -34 cents
Western Wireless         84          Galileo International           29
PMC-Sierra               44          Republic Services               29
Analog Devices           41          Ingram Micro **                 19
MedImmune                39          Covance **                      18
SCI Systems              36          AmeriSource Health              17
Omnipoint **             29          Shopko Stores                   17
Xilinx                   26          United Rentals                  16
Novell *                 25          Henry Schein                    16
Intuit                   24          Total Renal Care Holdings **    15
--------------------------------------------------------------------------------
Total                   514 cents    Total                         -210 cents



12 Months Ended 12/31/99

Ten Best Contributors                Ten Worst Contributors
--------------------------------------------------------------------------------

VoiceStream Wireless     168 cents   Network Associates **          -31 cents
Western Wireless         152         AmeriSource Health *            31
PMC-Sierra                69         Warnaco Group                   31
SCI Systems *             63         Omnicare                        31
Analog Devices            62         Romac International **          29
Xilinx                    52         Henry Schein                    28
Omnipoint **              50         Total Renal Care Holdings **    27
BJ Services               47         Covance **                      26
MedImmune                 46         Ingram Micro **                 20
Circuit City Stores       42         U.S. Foodservice                20
--------------------------------------------------------------------------------
Total                    751 cents   Total                         -274 cents


 *Position added
**Position eliminated

9
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T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

                   S&P MidCap     Lipper Mid-Cap         Mid-Cap
                     Index        Core Fund Index      Growth Fund

  06/30/92          10,000           10,000               10,000
     12/92          11,609           12,019               12,454
     12/93          13,229           14,101               15,721
     12/94          12,755           14,005               15,767
     12/95          16,702           17,555               22,224
     12/96          19,909           20,699               27,744
     12/97          26,330           25,299               32,830
     12/98          31,363           27,267               40,052
     12/99          35,980           34,955               49,576

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since  Inception
Periods Ended 12/31/99          1 Year 3 Years  5 Years  Inception       Date
--------------------------------------------------------------------------------

Mid-Cap Growth Fund             23.78%  21.35%   25.75%     23.79%    6/30/92

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

10
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T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                          Year
                                         Ended
                                      12/31/99        12/31/98        12/31/97        12/31/96      12/31/95

NET ASSET VALUE
Beginning of period                 $    34.08      $    28.60      $    24.43      $    20.13      $  14.85

Investment activities
 Net investment income (loss)            (0.03)          (0.03)          (0.03)          (0.01)           --
 Net realized and
 unrealized gain (loss)                   7.96            6.24            4.50            5.00          6.07

 Total from
 investment activities                    7.93            6.21            4.47            4.99          6.07

Distributions
 Net realized gain                       (1.88)          (0.73)          (0.30)          (0.69)        (0.79)

NET ASSET VALUE
End of period                       $    40.13      $    34.08      $    28.60      $    24.43      $  20.13
                                    ------------------------------------------------------------------------

Ratios/Supplemental Data

Total return*                            23.78%          22.00%          18.33%          24.84%        40.95%
Ratio of total expenses to
average net assets                        0.87%           0.91%           0.95%           1.04%         1.25%
Ratio of net investment
income (loss) to average
net assets                               (0.09)%         (0.14)%         (0.14)%         (0.11)%       (0.01)%
Portfolio turnover rate                  53.3%           46.7%           42.6%           38.1%         57.5%
Net assets, end of period
(in millions)                       $   5,243       $   3,310       $   1,839       $   1,021       $   264

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

11
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T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 1999

------------------------
PORTFOLIO OF INVESTMENTS                       Shares               Value
--------------------------------------------------------------------------------
                                                             In thousands

COMMON STOCKS 91.8%

FINANCIAL 9.4%

Bank and Trust 0.9%
First Tennessee National                      475,000           $  13,538
North Fork Bancorporation                   2,000,000              35,000
                                                                   48,538
Insurance 3.5%
ACE Limited                                 1,750,000              29,203
E.W. Blanch                                   450,000              27,563
MGIC Investment                               700,000              42,131
Protective Life                             1,225,000              38,970
Radian Group                                  900,000              42,975
                                                                  180,842
Financial Services 5.0%
Capital One Financial                       1,000,000              48,187
eSpeed (Class A) *                            131,000               4,671
Federated Investors (Class B)               2,325,000              46,645
Heller Financial +                          2,350,000              47,147
NextCard *                                    250,000               7,203
The CIT Group (Class A)                     1,476,900              31,200
Waddell & Reed Financial (Class A)          1,475,000              40,009
Waddell & Reed Financial (Class B)          1,500,000              37,688
                                                                  262,750
Total Financial                                                   492,130


HEALTH CARE 12.8%

Pharmaceuticals 3.2%
Mylan Laboratories                          1,750,000              44,078
Shire Pharmaceuticals ADR *                 1,300,000              37,619
Teva Pharmaceutical Industries ADR          1,075,000              76,963
Watson Pharmaceuticals *                      200,000               7,163
                                                                  165,823
Biotechnology 4.9%
Affymetrix *                                  183,200              31,081
Biogen *                                      575,000              48,569
Gilead Sciences *                             875,000              47,305

12
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T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------


                                                 Shares              Value
--------------------------------------------------------------------------------
                                                              In thousands

MedImmune *                                     425,000       $     70,470
QLT PhotoTherapeutics *                         333,200             19,534
Sepracor *                                      377,800             37,544
                                                              ------------
                                                                   254,503
                                                              ------------
Medical Instruments and Devices 2.6%
Millipore                                     1,200,000             46,350
Sybron International *                        2,200,000             54,312
Waters *                                        710,000             37,630
                                                              ------------
                                                                   138,292
                                                              ------------
Health Care Services 2.1%
Omnicare                                      4,475,000             53,700
Wellpoint Health Networks *                     875,000             57,695
                                                                   111,395
                                                              ------------
Total Health Care                                                  670,013
                                                              ------------

CONSUMER 13.6%

Soft Goods Retailers 1.8%
Family Dollar Stores                          3,000,000             48,938
TJX                                           2,250,000             45,984
                                                              ------------
                                                                    94,922
                                                              ------------
Hard Goods Retailers 7.6%
BJ's Wholesale Club *                         1,900,000             69,350
Borders Group *                               1,300,000             20,881
Circuit City Stores                           2,300,000            103,644
Consolidated Stores *                         2,000,000             32,500
Costco Wholesale *                              350,000             31,927
O'Reilly Automotive *                         1,750,000             38,117
Shopko Stores * +                             1,600,000             36,800
Whole Foods Market * +                        1,400,000             64,662
                                                              ------------
                                                                   397,881
                                                              ------------
Consumer Non-Durables 1.2%
Jones Apparel Group *                         2,150,000             58,319
Warnaco Group (Class A)                         600,000              7,387
                                                              ------------
                                                                    65,706
                                                              ------------
Restaurants 0.8%
Outback Steakhouse *                          1,550,000             40,300
                                                              ------------
                                                                    40,300
                                                              ------------
Entertainment 1.8%
Premier Parks *                               1,650,000             47,644

13
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T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------


                                                  Shares              Value
--------------------------------------------------------------------------------
                                                               In thousands

Royal Caribbean Cruises                          950,000       $     46,847
                                                               ------------
                                                                     94,491
                                                               ------------
Consumer Services 0.4%
Apollo Group (Class A) *                         283,900              5,687
Sotheby's (Class A)                              550,000             16,500
                                                               ------------
                                                                     22,187
                                                               ------------
Total Consumer                                                      715,487
                                                               ------------

TECHNOLOGY 17.4%

Computer Software 4.2%
Citrix Systems *                                 225,000             27,668
Intuit *                                         975,000             58,409
Parametric Technology *                        1,649,300             44,583
Peregrine Systems *                              350,000             29,433
Synopsys *                                       875,000             58,269
                                                               ------------
                                                                    218,362
                                                               ------------
Semiconductors & Components 7.8%
Analog Devices *                               1,225,000            113,925
KLA-Tencor *                                     350,000             38,970
Lattice Semiconductor *                          399,100             18,895
Maxim Integrated Products *                    1,150,000             54,230
Molex (Class A)                                1,100,000             49,500
PMC-Sierra *                                     310,000             49,687
Quantum *                                      1,450,000             21,931
Xilinx *                                       1,350,000             61,383
                                                               ------------
                                                                    408,521
                                                               ------------
Networking and Telecom Equipment 1.8%
ADC Telecommunications *                         480,973             34,886
Novell *                                       1,500,000             59,859
                                                               ------------
                                                                     94,745
                                                               ------------
E-Commerce 1.0%
CNET *                                           175,000              9,920
EarthLink Network *                              250,000             10,648
PSINet *                                         500,000             30,922
Safeguard Scientifics *                           25,000              4,052
                                                               ------------
                                                                     55,542
                                                               ------------
14
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T. ROWE PRICE MID-CAP GROWTH FUND
------------------------------------------------------------------------------


                                                     Shares              Value
------------------------------------------------------------------------------
                                                                  In thousands

Hardware/Peripherals 2.6%
Sanmina *                                           300,000       $     29,887
SCI Systems *                                     1,300,000            106,844
                                                                       136,731
                                                                  ------------
Total Technology                                                       913,901
                                                                  ------------

BUSINESS SERVICES 30.9%

Telecom Services 9.7%
Allegiance Telecom *                                125,000             11,484
Charter Communications (Class A) *                1,475,000             32,266
Crown Castle International *                      1,525,000             48,895
McLeod USA *                                        350,000             20,584
Pinnacle Holdings *                                 939,400             40,159
Rogers Communications *                           1,000,000             24,750
Tritel *                                            110,000              3,486
Voicestream Wireless *                            1,275,000            181,170
Western Wireless *                                2,225,000            148,380
                                                                  ------------
                                                                       511,174
                                                                  ------------
Computer Services 7.0%
Affiliated Computer Services (Class A) *          1,700,000             78,200
Ceridian *                                        2,250,000             48,516
Concord EFS *                                       442,700             11,386
Galileo International                             1,500,000             44,906
National Data                                     1,350,000             45,816
NOVA *                                            3,000,000             94,687
SunGard Data Systems *                            1,757,100             41,731
                                                                  ------------
                                                                       365,242
                                                                  ------------
Distribution 3.3%
AmeriSource Health * +                            3,000,000             45,563
Henry Schein *                                    1,000,000             13,219
MSC *                                             1,300,000             17,225
Tech Data *                                       1,250,000             33,945
U.S. Foodservice *                                3,800,000             63,650
                                                                  ------------
                                                                       173,602
                                                                  ------------
Transportation 0.7%
C.H. Robinson Worldwide                             610,000             24,267
Expeditors International of Washington              248,600             10,845
                                                                  ------------
                                                                        35,112
                                                                  ------------
15

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------


                                                 Shares              Value
--------------------------------------------------------------------------------
                                                              In thousands

Media and Advertising 2.8%
Catalina Marketing *                            567,000       $     65,630
Infinity Broadcasting (Class A) *             1,300,000             47,044
Univision Communications *                      325,000             33,211
                                                              ------------
                                                                   145,885
                                                              ------------
Environmental 0.9%
Republic Services (Class A) *                 3,500,000             50,312
                                                              ------------
                                                                    50,312
                                                              ------------
Miscellaneous Business Services 6.0%
CIBER *                                       2,600,000             71,500
Hertz                                         1,200,000             60,150
Keane *                                       1,775,000             56,356
Manpower                                      1,300,000             48,912
Robert Half International *                     725,000             20,708
Viad                                          2,025,000             56,447
                                                              ------------
                                                                   314,073
                                                              ------------
Engineering and Construction 0.5%
Martin Marietta Materials                       650,000             26,650
                                                                    26,650
                                                              ------------
Total Business Services                                          1,622,050
                                                              ------------

ENERGY 4.3%

Energy Services 2.8%
BJ Services *                                 2,050,000             85,716
Smith International *                         1,200,000             59,625
                                                              ------------
                                                                   145,341
                                                              ------------
Exploration and Production 1.5%
Devon Energy                                  1,600,000             52,600
Ocean Energy *                                3,250,000             25,187
                                                              ------------
                                                                    77,787
                                                              ------------
Total Energy                                                       223,128
                                                              ------------

INDUSTRIAL 3.4%

Specialty Chemicals 0.5%
Great Lakes Chemical                            700,000             26,731
                                                              ------------
                                                                    26,731
                                                              ------------

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

                                                                 Shares               Value
-------------------------------------------------------------------------------------------
                                                                               In thousands
     Machinery 2.9%
     Danaher                                                    800,000        $     38,600
     Pentair                                                  1,400,000              53,900
     Teleflex                                                   994,500              31,140
     United Rentals *                                         1,707,000              29,233
                                                                                    152,873
     Total Industrial                                                               179,604

     Total Common Stocks (Cost $3,406,282)                                        4,816,313


     SHORT-TERM INVESTMENTS 7.9%

     Money Market Funds 7.9%
     Government Reserve Investment Fund, 4.80% #+           412,876,903             412,877
     Total Short-Term Investments (Cost $412,877)                                   412,877

Total Investments in Securities

99.7% of Net Assets (Cost $3,819,159)                                          $  5,229,190

Other Assets Less Liabilities                                                        14,290

NET ASSETS                                                                     $  5,243,480
                                                                               ------------

  #  Seven-day yield
  +  Affiliated company
  *  Non-income producing
ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP GROWTH FUND
-----------------------------------------------------------------------------
                                                            December 31, 1999

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value
 Affiliated companies (cost $658,122)                              $  607,049
 Other companies (cost $3,161,037)                                  4,622,141
                                                                   ----------
 Total investments in securities                                    5,229,190
Other assets                                                           31,451
                                                                   ----------
Total assets                                                        5,260,641
                                                                   ----------
Liabilities

Total liabilities                                                      17,161

NET ASSETS                                                         $5,243,480
                                                                   ----------
Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions          $  126,194
Net unrealized gain (loss)                                          1,410,031
Paid-in-capital applicable to 130,664,786 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                     3,707,255

NET ASSETS                                                         $5,243,480
                                                                   ----------
NET ASSET VALUE PER SHARE                                          $    40.13
                                                                   ----------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                      Year
                                                                     Ended
                                                                  12/31/99

Investment Income (Loss)
Income
 Interest (including $18,426 from affiliated companies)          $  18,456
 Dividend                                                           13,337
                                                                 ---------
 Total income                                                       31,793
                                                                 ---------
Expenses
 Investment management                                              27,412
 Shareholder servicing                                               7,123
 Prospectus and shareholder reports                                    361
 Registration                                                          344
 Custody and accounting                                                209
 Legal and audit                                                        15
 Directors                                                              14
 Miscellaneous                                                          25
                                                                 ---------
 Total expenses                                                     35,503
 Expenses paid indirectly                                              (22)
                                                                 ---------
 Net expenses                                                       35,481
                                                                 ---------
Net investment income (loss)                                        (3,688)
                                                                 ---------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
 Securities                                                        337,330
 Futures                                                            (1,891)
 Foreign currency transactions                                          (8)
                                                                 ---------
 Net realized gain (loss)                                          335,431
Change in net unrealized gain or loss on securities                631,785
                                                                 ---------
Net realized and unrealized gain (loss)                            967,216
                                                                 ---------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                           $ 963,528
                                                                 ---------



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------


----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

In thousands
                                                                Year
                                                               Ended
                                                            12/31/99         12/31/98
  Increase (Decrease) in Net Assets
  Operations
   Net investment income (loss)                          $    (3,688)     $    (3,371)
   Net realized gain (loss)                                  335,431           78,308
   Change in net unrealized gain or loss                     631,785          418,865
                                                         ----------------------------
   Increase (decrease) in net assets from operations         963,528          493,802
                                                         ----------------------------
  Distributions to shareholders
   Net realized gain                                        (233,452)         (68,042)
                                                         ----------------------------
  Capital share transactions*
   Shares sold                                             2,030,839        1,717,440
   Distributions reinvested                                  223,427           65,226
   Shares redeemed                                        (1,051,037)        (736,903)
                                                         ----------------------------
   Increase (decrease) in net assets from capital
   share transactions                                      1,203,229        1,045,763
                                                         ----------------------------

  NET ASSETS

  Increase (decrease) during period                        1,933,305        1,471,523
  Beginning of period                                      3,310,175        1,838,652
                                                         ----------------------------

  End of period                                          $ 5,243,480      $ 3,310,175
                                                         ----------------------------
*Share information
   Shares sold                                                56,953           55,088
   Distributions reinvested                                    6,083            2,129
   Shares redeemed                                           (29,497)         (24,377)
                                                         ----------------------------
   Increase (decrease) in shares outstanding                  33,539           32,840

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 1999


-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Mid-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1992.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------


Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,832,962,000 and $2,003,414,000, respectively, for the year ended December 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------
Undistributed net investment income                                $ 3,688,000
Undistributed net realized gain                                     (3,688,000)


At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled
$3,819,159,000. Net unrealized gain aggregated $1,410,031,000 at period-end, of which $1,678,604,000 related to appreciated investments and $268,573,000 to depreciated investments.

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------


NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $2,775,000 was payable at December 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $5,545,000 for the year ended December 31, 1999, of which $532,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $18,426,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------


---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Mid-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Mid-Cap Growth Fund, Inc. (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP

Baltimore, Maryland
January 20, 2000

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------


-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/99
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

 . $58,364,000 from short-term capital gains, . $175,088,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $12,051,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION



Knowledgeable Service Representatives

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.


Account Services

Checking Available on most fixed income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


Brokerage services*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **


Investment Information

Combined Statement  Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a September 1999 survey for representative-assisted stock trades.
   Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEY MARKET FUNDS+

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


*  Closed to new investors.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------


ADVISORY SERVICES,RETIREMENT RESOURCES

T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

ADVISORY SERVICES

T. Rowe Price Retirement Income Manager(SM) helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT RESOURCES AT T. ROWE PRICE

Traditional, Roth, and Rollover IRAs

SEP-IRA and SIMPLE IRA
Profit Sharing
Money Purchase Pension
"Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
401(k) and 403(b)
457 Deferred Compensation

Planning and Informational Guides

Minimum Required Distributions Guide
Retirement Planning Kit
Retirees Financial Guide
Tax Considerations for Investors

Insights Reports

The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

Software Packages

T. Rowe Price Retirement Planning
  Analyzer(TM) CD-ROM or diskette $19.95.
  To order, please call
  1-800-541-5760. Also available
  on the Internet for $9.95.

T. Rowe Price Variable Annuity Analyzer(TM)
  CD-ROM or diskette, free. To order,
  please call 1-800-469-5304.

T. Rowe Price Immediate Variable
  Annuity (Income Account)

Investment Kits

We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.

T. ROWE PRICE INSIGHTS REPORTS
--------------------------------------------------------------------------------


THE FUNDAMENTALS OF INVESTING

Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.


INSIGHTS REPORTS

General Information
The ABCs of Giving
Back to Basics: The ABCs of Investing
The Challenge of Preparing for Retirement
Financial Planning After Retirement
Getting Started: Investing With Mutual Funds
The Roth IRA: A Review
Tax Information for Mutual Fund Investors

Investment Strategies
Conservative Stock Investing
Dollar Cost Averaging
Equity Index Investing
Growth Stock Investing
Investing for Higher Yield
Managing Risk Through Diversification
The Power of Compounding
Value Investing

Types of Securities
The Basics of International Stock Investing
The Basics of Tax-Free Investing
The Fundamentals of Fixed Income Investing
Global Bond Investing
Investing in Common Stocks
Investing in Emerging Growth Stocks
Investing in Financial Services Stocks
Investing in Health Care Stocks
Investing in High-Yield Municipal Bonds
Investing in Money Market Securities
Investing in Mortgage-Backed Securities
Investing in Natural Resource Stocks
Investing in Science and Technology Stocks
Investing in Small-Company Stocks
Understanding Derivatives
Understanding High-Yield "Junk" Bonds

Brokerage Insights
Combining Individual Securities With Mutual Funds
Getting Started: An Introduction to Individual Securities
What You Should Know About Bonds
What You Should Know About Margin and Short-Selling
What You Should Know About Options
What You Should Know About Stocks


T.Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

For fund and account information or to conduct transactions, 24 hours, 7 days a week By touch-tone telephone Tele*Access 1-800-638-2587 By Account Access on the Internet www.troweprice.com/access

For assistance with your existing fund account, call: Shareholder Service Center 1-800-225-5132

To open a brokerage account or obtain information, call: 1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants:
The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site


Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

[LOGO OF T. ROWE PRICE]

T. Rowe Price Investment Services, Inc., Distributor.         F64-050  12/31/99